# First Financial Northwest, Inc.

January 2020

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

# Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

# Senior Management Team

*Over 30 Years Average Experience*

| Name | Title | Years with FFNWB | Years in Industry |
|---|---|---|---|
| **Joseph W. Kiley III** | President, Chief Executive Officer | 7 | 32 |
| **Richard P. Jacobson** | EVP, Chief Financial Officer and Chief Operating Officer | 6 | 34 |
| **Ronnie J. Clariza** | SVP, Chief Risk Officer (FFNWB) | 16 | 18 |
| **Dalen D. Harrison** | SVP, Chief Banking Officer (FFNWB) | 5 | 38 |
| **Simon Soh** | SVP, Chief Credit Officer (FFNWB) | 9 | 30 |

# Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $14.99 (01/23/2020)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed as a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Serving customers along the I-5 & I-405 corridors in Western Washington
- **Primary focus on King, Snohomish and Pierce counties**

# Key Financial Ratios

*Long-term goal: Reduce cost of funds through expanded network*

*Recent expansion into new markets driving higher costs*

| | Dec 31, 2019 | Sep 30, 2019 | Jun 30, 2019 | Mar 31, 2019 | Dec 31, 2018 |
|---|---|---|---|---|---|
| Performance Ratios | | | | | |
| Return on assets | 0.79% | 0.75% | 1.04% | 0.63% | 0.69% |
| Return on equity | 6.64 | 6.41 | 8.70 | 5.16 | 5.54 |
| Equity-to-assets ratio | 11.65 | 11.85 | 11.86 | 11.78 | 12.28 |
| Net interest margin | 3.09 | 3.07 | 3.23 | 3.37 | 3.41 |
| Efficiency ratio | 71.04 | 69.73 | 68.80 | 73.06 | 72.18 |
| Noninterest expense/average total assets | 2.40 | 2.24 | 2.28 | 2.48 | 2.49 |
| Capital Ratios (1) | | | | | |
| Tier 1 leverage ratio | 10.27% | 10.13% | 10.34% | 10.28% | 10.37% |
| Total capital ratio | 14.38 | 14.39 | 14.71 | 14.38 | 14.68 |
| Asset Quality Ratios (2) | | | | | |
| Nonperforming assets/total assets | 0.04% | 0.05% | 0.05% | 0.05% | 0.10% |
| ALLL as a percent of total loans | 1.18 | 1.20 | 1.22 | 1.30 | 1.29 |
| Yields and Costs | | | | | |
| Yield on loans | 5.05% | 5.14% | 5.19% | 5.22% | 5.13% |
| Cost of funds | 1.82 | 1.92 | 1.86 | 1.76 | 1.61 |

(1) Capital ratios are for First Financial Northwest Bank only.
(2) Loans are reported net of undisbursed funds.

# Consolidated Income

| | Dec 31, 2019 | Sep 30, 2019 | Jun 30, 2019 | Mar 31, 2019 | Dec 31, 2018 |
|---|---|---|---|---|---|
| | (Dollars in thousands, except share data) | | | | |
| Net interest income | $ 9,698 | $ 9,652 | $ 9,706 | $ 9,852 | $ 10,003 |
| Provision (recapture of provision) for loan losses | -- | 100 | (800) | 400 | 200 |
| Net interest income after provision (recapture of provision) for loan losses | 9,698 | 9,552 | 10,506 | 9,452 | 9,803 |
| Total noninterest income | 1,523 | 1,039 | 879 | 700 | 728 |
| Total noninterest expense | 7,971 | 7,455 | 7,283 | 7,709 | 7,746 |
| Income before federal income tax provision | 3,250 | 3,136 | 4,102 | 2,443 | 2,785 |
| Federal income tax provision | 635 | 631 | 798 | 498 | 622 |
| Net income | $ 2,615 | $ 2,505 | $ 3,304 | $ 1,945 | $ 2,163 |
| | | | | | |
| Total assets | $ 1,341,885 | $ 1,308,359 | $ 1,297,561 | $ 1,287,862 | $ 1,252,424 |
| | | | | | |
| Book value per share | $ 15.25 | $ 15.06 | $ 14.83 | $ 14.50 | $ 14.35 |
| Tangible book value per share (1) | 15.07 | 14.88 | 14.64 | 14.32 | 14.17 |

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation between the GAAP and non-GAAP financial measures.

# Top 10 States in Population Growth

**Top 10 States in Percent Growth, 2018 to 2019**

| Rank | Geographic Area | April 1, 2010 (Estimates Base) | July 1, 2018 | July 1, 2019 | Percent Growth |
|---|---|---|---|---|---|
| 1 | Idaho | 1,567,657 | 1,750,536 | 1,787,065 | 2.1% |
| 2 | Nevada | 2,700,677 | 3,027,341 | 3,080,156 | 1.7% |
| 3 | Arizona | 6,392,288 | 7,158,024 | 7,278,717 | 1.7% |
| 4 | Utah | 2,763,891 | 3,153,550 | 3,205,958 | 1.7% |
| 5 | Texas | 25,146,091 | 28,628,666 | 28,995,881 | 1.3% |
| 6 | South Carolina | 4,625,366 | 5,084,156 | 5,148,714 | 1.3% |
| 7 | Washington | 6,724,540 | 7,523,869 | 7,614,893 | 1.2% |
| 8 | Colorado | 5,029,319 | 5,691,287 | 5,758,736 | 1.2% |
| 9 | Florida | 18,804,564 | 21,244,317 | 21,477,737 | 1.1% |
| 10 | North Carolina | 9,535,751 | 10,381,615 | 10,488,084 | 1.0% |

Source: U.S. Census Bureau

# Population Growth by Percent

## 2018 to 2019


1.21%
0.76%
0.53%
0.60%
0.38%
0.86%
2.09%
0.68%
0.26%
-0.06%
0.46%
0.20%
0.03%
-0.39%
0.14%
0.20%
-0.17%
0.46%
United States
0.01%
-0.40%
0.55%
0.11%
-0.04%
0.16%
1.74%
1.66%
1.19%
-0.67%
0.86%
0.07%
0.26%
0.15%
0.40%
0.13%
0.42%
0.85%
1.03%
0.27%
1.69%
0.20%
1.27%
-0.16%
0.32%
1.01%
1.28%
-0.23%
1.10%
Baja California
Sonora
Chihuahua
Coahuila de Zaragoza
Baja California Sur
Nuevo León
Sinaloa

Source: Janney Research (FIG Group), U.S. Census Bureau

# Top 10 States in Population Growth

**Top 10 States in Numeric Growth, 2018 to 2019**

| Rank | Geographic Area | April 1, 2010 (Estimates Base) | July 1, 2018 | July 1, 2019 | Numeric Growth |
|---|---|---|---|---|---|
| 1 | Texas | 25,146,091 | 28,628,666 | 28,995,881 | 367,215 |
| 2 | Florida | 18,804,564 | 21,244,317 | 21,477,737 | 233,420 |
| 3 | Arizona | 6,392,288 | 7,158,024 | 7,278,717 | 120,693 |
| 4 | North Carolina | 9,535,751 | 10,381,615 | 10,488,084 | 106,469 |
| 5 | Georgia | 9,688,729 | 10,511,131 | 10,617,423 | 106,292 |
| 6 | Washington | 6,724,540 | 7,523,869 | 7,614,893 | 91,024 |
| 7 | Colorado | 5,029,319 | 5,691,287 | 5,758,736 | 67,449 |
| 8 | South Carolina | 4,625,366 | 5,084,156 | 5,148,714 | 64,558 |
| 9 | Tennessee | 6,346,276 | 6,771,631 | 6,829,174 | 57,543 |
| 10 | Nevada | 2,700,677 | 3,027,341 | 3,080,156 | 52,815 |

Source: U.S. Census Bureau

# Local Economy

*Largest Office Occupiers in Puget Sound*

| Company | Square Feet Occupied |
|---|---|
| amazon | 13.25 million |
| Microsoft | 13.09 million |
| BOEING | 5.82 million |
| Starbucks | 1.35 million |
| facebook | 1.23 million |
| Google | 1.03 million |
| wework | 902,000 |
| T-Mobile | 882,000 |
| f5 | 813,729 |

*Giants of Silicon Valley Are Coming*

**HQ, TOO**

**4,500** Amazon has said it plans to have 4,500 employees in Bellevue by 2020

**6,900** Company already leases enough square footage for 6,900 employees

**3.9M** PSBJ estimates could eventually have 3.9 million square feet in Bellevue

**25,826** Or enough space for 25,826 employees

**Google**

**2M** Google is working on 2 million square feet of space through several projects in the region

**facebook**

**4M** A projected 4 million square feet of office space would make Facebook the fourth-largest office tenant in the region

**Apple Inc.**

**1,000** Apple plans to reach 1,000 employees in Seattle by 2022

**350K** Sources say Apple is looking for as much as 350,000 square feet in Seattle or on the Eastside

Source: Largest Office Occupiers in Puget Sound, Puget Sound Business Journal (PSBJ), July 6, 2018; Giants of Silicon Valley Are Coming, PSBJ, December 21, 2018: HQ, TOO, PSBJ, February 22, 2019

# Puget Sound Region

*Suburban Strategy – Surround Seattle and Bellevue Proper*


Everett
Seattle
Smokey Point
Lake Stevens
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Kirkland
Crossroads
The Landing
Renton – HQ
Kent Station
University Place *(expected Q1 2020)*

# Office Experience

*Technology Centered Branch Concept*








First Financial
Northwest Bank




First Financial
Northwest Bank







# Best Branch Experience



**Best Branch Experience** (small/medium bank)*
**First Financial Northwest Bank**

**The Best in Bank Customer Experience Awards** honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

*"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."*

*"Tech bars and a virtual brochure add futuristic touch to the bank branch."*

*Presented by Networld Media Group at the Bank Customer Experience Summit, September 19, 2017.

# Deposit Composition

*Excludes bank-owned and brokered deposits**

## 12/31/2012



$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

**Total Deposits: $665.8M**

## 12/31/2017



$83.7M
11.0%
$28.4M
3.7%
$333.3M
43.6%
$318.6M
41.7%
CDs
MMAs
Checking
Savings

**Total Deposits: $764.0M**

## 12/31/2018



$86.2M
10.2%
$24.8M
3.0%
$391.2M
46.5%
$339.0M
40.3%
CDs
MMAs
Checking
Savings

**Total Deposits: $841.2M**

## 12/31/2019



$118.7M
12.6%
$17.4M
1.9%
$425.1M
45.3%
$377.8M
40.2%
CDs
MMAs
Checking
Savings

**Total Deposits: $939.1M**

*Brokered deposits were $94.5 million at December 31, 2019; $97.8 million at December 31, 2018; $75.5 million at December 31, 2017; and none at December 31, 2012.

# Expansion Strategy

*Consistent growth of de novo and acquired branches*

| Branch type | Number | Year(s) opened | Deposits (in thousands) | | | | | |
|---|---|---|---|---|---|---|---|---|
| | | | 12/31/2019 | 12/31/2018 | 12/31/2017 | 12/31/2016 | 12/31/2015 | 12/31/2014 |
| Legacy | 1 | 1923 | $ 643,363 | $ 616,125 | $ 597,732 | $ 605,080 | $ 602,947 | $ 559,698 |
| *De Novo* | 7 | 2015 – 2019 | 209,457 | 144,153 | 93,262 | 36,908 | 6,309 | – |
| Acquired* | 4 | 2017 | 86,242 | 80,929 | 73,020 | – | – | – |
| **Branch Deposits** | **12** | | **939,062** | **841,207** | **764,014** | **641,988** | **609,256** | **559,698** |
| Brokered Deposits | – | | 94,472 | 97,825 | 75,488 | 75,488 | 66,151 | 54,429 |
| **Total Deposits** | | | **$ 1,033,534** | **$ 939,032** | **$ 839,502** | **$ 717,476** | **$ 675,407** | **$ 614,127** |

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $xx,000 at December 31, 2019; $58,000 at December 31, 2018; $107,000 at December 31, 2017; and none for all prior periods.

# Office Expansion Strategy

*First Pierce County location planned for University Place*

| Location | County | Type | Opened | Deposits (in thousands) | | | | |
|---|---|---|---|---|---|---|---|---|
| | | | | 12/31/2019 | 9/30/2019 | 6/30/2019 | 3/31/2019 | 12/31/2018 |
| Renton | King | HQ | 1923 | $ 643,363 | $ 615,290 | $ 594,017 | $ 599,521 | $ 616,125 |
| Mill Creek | Snohomish | *De Novo* | Q3 2015 | 34,716 | 33,439 | 29,535 | 31,576 | 28,165 |
| Edmonds | Snohomish | *De Novo* | Q1 2016 | 49,789 | 44,569 | 45,729 | 34,970 | 36,685 |
| The Landing Renton | King | *De Novo* | Q3 2016 | 29,526 | 32,226 | 30,942 | 30,577 | 31,537 |
| Crossroads/Bellevue | King | *De Novo* | Q2 2017 | 75,324 | 51,611 | 49,241 | 42,838 | 41,669 |
| Woodinville (1) | King | Acquired | Q3 2017 | 25,885 | 25,388 | 24,939 | 27,007 | 31,923 |
| Clearview/Snohomish (1) | Snohomish | Acquired | Q3 2017 | 19,759 | 18,440 | 18,252 | 16,875 | 17,979 |
| Lake Stevens (1) | Snohomish | Acquired | Q3 2017 | 15,439 | 14,143 | 13,969 | 12,040 | 11,115 |
| Smokey Point/Arlington (1) | Snohomish | Acquired | Q3 2017 | 25,159 | 24,545 | 24,998 | 22,415 | 19,912 |
| Bothell | King | *De Novo* | Q2 2018 | 11,845 | 10,417 | 6,802 | 6,929 | 6,097 |
| Kent Station (2) | King | *De Novo* | Q1 2019 | 8,214 | 8,170 | 6,523 | 7,157 | – |
| Kirkland (2) | King | *De Novo* | Q4 2019 | 43 | – | – | – | – |
| Brokered Deposits | | | | 94,472 | 138,590 | 180,763 | 123,367 | 97,825 |
| | | | **Total** | **$1,033,534** | **$1,016,828** | **$1,025,710** | **$ 955,272** | **$ 939,032** |

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $28,000 at December 31, 2019; $34,000 at September 30, 2019; $41,000 at June 30, 2019; $49,000 at March 31, 2019; and $58,000 at December 31, 2018.

(2) Kent Station opened in January 2019; Kirkland opened in November 2019.

# Noninterest Expense to Average Total Assets


4.00%
3.00%
2.00%
1.00%
0.00%
Overhead to Average Assets
(Washington State median)
2.91%*
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
2.57%
2.42%
2.34%
2.34%
2.44%
2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019

*The median ratio of noninterest expense divided by average assets for FDIC-insured institutions headquartered in the state.
Source: FDIC State Profile – Washington, Third Quarter 2019.

# Retail Fee Income



In thousands
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2014
2015
2016
2017
2018
2019
$181
$391
$1,074
$1,365
$1,292
$1,490
$183
$813
$919
$611
$879
$181
$208
$261
$446
$681
$733
Deposit related fees
Wealth management revenue*
Total retail fee income

*The Bank began offering wealth management services during the second quarter of 2015.

# Interest Rate Risk Management

| Net Interest Income Change at September 30, 2019 | | |
|---|---|---|
| Basis Point Change in Rates | Net Interest Income | % Change |
| | (Dollars in thousands) | |
| +300 | $ 36,786 | (1.51)% |
| +200 | 36,946 | (1.08) |
| +100 | 37,122 | (0.61) |
| Base | 37,351 | – |
| (100) | 38,009 | 1.76 |

| Net Interest Income Change at September 30, 2016 | | |
|---|---|---|
| Basis Point Change in Rates | Net Interest Income | % Change |
| | (Dollars in thousands) | |
| +300 | $ 31,389 | (9.81)% |
| +200 | 32,553 | (6.46) |
| +100 | 33,734 | (3.07) |
| Base | 34,802 | – |
| (100) | 35,465 | 1.91 |

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2016, and September 30, 2019, respectively, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for various assumptions used in this modeling.

# Total Loan Portfolio

*Net loans receivable $1.11B at December 31, 2019*



CRE
$395.2 M
35.2%
1-4 Family
$372.5 M
33.2%
Construction/Land
$113.7 M
10.1%
Multifamily
$172.9 M
15.4%
Business & Consumer
$68.0 M
6.1%

*Net CRE concentration 449.7% of total capital**

*Net Construction/Land concentration 81.9% of total capital**

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

# Nonperforming Loans & Assets



4.00%
3.00%
2.00%
1.00%
0.00%
3.21%
2.79%
2.44%
1.85%
1.53%
1.38%
1.18%
1.15%
0.85%
0.65%
0.57%
0.55%
0.43%
Includes TDRs as reported by SNL Financial
0.10%
0.31%
0.07%
0.27%
0.07%
0.22%
0.02%
0.17%
0.02%
0.05%
0.02%
0.05%
0.02%
0.05%
0.05%
0.08%
0.07%
0.10%
0.01%
0.05%
0.01%
0.05%
0.01%
0.05%
0.01%
0.04%
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

# Historical Industry Annual Net Charge-Off Rates


6%
3%
0%
Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
5.8%
3.5%
2.9%
2.7%
3.1%
1.9%
1.6%
1.0%
1.8%
1.3%
1.3%
0.5%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

| Annual Net Charge-Off Rates (29-Year Average, 1990-2018) | Multi-Family | CRE Loans | C&I Loans | C&D Loans | HELOCs |
|---|---|---|---|---|---|
| | 0.34% | 0.36% | 0.86% | 1.07% | 0.60% |

Source: Compiled from FDIC Quarterly Banking Profile statistics

# Stock Ownership Summary

*Approximately 44% Institutional / 3% Insider Ownership*

| Top 20 Institutions | Position | Pos Change | % O/S | Mkt Val | Date | Source |
|---|---|---|---|---|---|---|
| Dimensional Fund Advisors, L.P. | 896,609 | -4,161 | 8.71% | 13,251,881 | 09-30-2019 | 13F |
| Renaissance Technologies LLC | 674,994 | 14,094 | 6.56% | 9,976,411 | 09-30-2019 | 13F |
| BlackRock Institutional Trust Company, N.A. | 657,748 | 10,959 | 6.39% | 9,721,515 | 09-30-2019 | 13F |
| The Vanguard Group, Inc. | 366,462 | 513 | 3.56% | 5,416,308 | 09-30-2019 | 13F |
| Context BH Capital Management, LP | 194,012 | 0 | 1.88% | 2,867,497 | 09-30-2019 | 13F |
| State Street Global Advisors (US) | 150,707 | -817 | 1.46% | 2,227,449 | 09-30-2019 | 13F |
| M3F, Inc. | 128,901 | 128,901 | 1.25% | 1,905,157 | 09-30-2019 | 13F |
| Bridgeway Capital Management, Inc. | 119,982 | 0 | 1.17% | 1,773,334 | 09-30-2019 | 13F |
| BlackRock Financial Management, Inc. | 111,432 | -734 | 1.08% | 1,646,965 | 09-30-2019 | 13F |
| Geode Capital Management, L.L.C. | 93,557 | -135 | 0.91% | 1,382,772 | 09-30-2019 | 13F |
| Northern Trust Investments, Inc. | 91,133 | -1,330 | 0.89% | 1,346,946 | 09-30-2019 | 13F |
| Bank of America Merrill Lynch (US) | 91,117 | 86,468 | 0.88% | 1,346,709 | 09-30-2019 | 13F |
| BofA Securities, Inc | 85,099 | -3,258 | 0.83% | 1,257,763 | 09-30-2019 | 13F |
| BlackRock Investment Management (UK) Ltd. | 76,442 | 0 | 0.74% | 1,129,813 | 09-30-2019 | 13F |
| Mellon Investments Corporation | 72,557 | 1,347 | 0.70% | 1,072,392 | 09-30-2019 | 13F |
| Acadian Asset Management LLC | 68,816 | 4,674 | 0.67% | 1,017,100 | 09-30-2019 | 13F |
| Goldman Sachs & Company, Inc. | 58,003 | 16,087 | 0.56% | 857,284 | 09-30-2019 | 13F |
| PanAgora Asset Management Inc. | 51,545 | -7,915 | 0.50% | 761,835 | 09-30-2019 | 13F |
| Brandywine Global Investment Management, LLC | 47,900 | 0 | 0.47% | 707,962 | 09-30-2019 | 13F |
| MacKay Shields LLC | 41,873 | -4,000 | 0.41% | 618,883 | 09-30-2019 | 13F |

| Top 10 Insiders | Position | Pos Change | % O/S | Mkt Val | Date | Source |
|---|---|---|---|---|---|---|
| First Financial Northwest, Inc. ESOP | 1,068,273 | 0 | 10.30% | 15,789,074 | 12-31-2018 | 13G |
| First Financial Northwest Foundation | 1,010,000 | 0 | 9.73% | 14,927,800 | 12-31-2018 | 13D |
| Lee Joann E | 94,055 | 2,145 | * | 1,390,132 | 09-24-2019 | Form 4 |
| Soh Simon | 38,705 | 0 | * | 572,060 | 03-08-2019 | Form 4 |
| Kiley Joseph W III | 27,365 | 0 | * | 404,455 | 03-11-2019 | Form 4 |
| Clariza Ronnie J | 21,288 | 0 | * | 314,637 | 03-06-2019 | Form 4 |
| Jacobson Richard P | 19,767 | 0 | * | 292,156 | 03-06-2019 | Form 4 |
| Stevens Daniel L | 10,258 | 2,145 | * | 151,613 | 09-24-2019 | Form 4 |
| Molvar Roger H | 7,758 | 2,145 | * | 114,631 | 09-24-2019 | Form 4 |
| Harrison Dalen D | 6,732 | 2,000 | * | 99,499 | 11-06-2019 | Form 4 |

*Less than 2% of shares outstanding
Source: Nasdaq

# Total Return – FFNW vs. KRX

12/31/2012 to 1/23/2020



FFNW Outperforming KRX
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
+125%
+112%
FFNW (+125%)
KRX (+112%)

Source: S&P Global

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.

Note II: The total return of the KRX is calculated by using the median total return of all constituents.

# Current Stock Repurchase Plan

- **The Board of Directors adopted a new stock repurchase plan in December 2019**
- Authorizes repurchase of up to 530,000 shares, approximately 5% of shares outstanding
- Open market or privately negotiated transactions in accordance with Rule 10b-18
- Plan commenced on January 27, 2020 and expires on July 27, 2020
- Repurchased 132,952 shares at an average price of $14.21 per share under a stock repurchase plan that expired on December 17, 2019
- Repurchased 550,000 shares at an average price of $15.72 per share, the full number of shares authorized, under an earlier plan that expired on May 3, 2019

# FFNW Historical Share Repurchase



2013
Total Shares Rep.:
2,728,018
Total Shares Rep. / ADTV:
47.9x
2014
Total Shares Rep.:
1,594,033
Total Shares Rep. / ADTV:
34.4x
2015
Total Shares Rep.:
1,521,817
Total Shares Rep. / ADTV:
38.5x
2016
Total Shares Rep.:
2,864,389
Total Shares Rep. / ADTV:
64.7x
2017
Total Shares Rep.:
326,800
Total Shares Rep. / ADTV:
11.3x
2018
Total Shares Rep.:
203,900
Total Shares Rep. / ADTV:
7.9x
2019
Total Shares Rep.:
479,052
Total Shares Rep. / ADTV:
31.5x
Discount to Book Value
Discount to VWAP
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Stock Price
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
2013
2014
2015
2016
2017
2018
2019
Prior Shares Repurchased
New Shares Repurchased
Stock Price

| Year | Shares Repurchased | Repurchase Price ($) | TBVPS ($) | Yearly VWAP ($) | Prem. / (Dis.) to Yearly VWAP (%) | Shares Rep. / ADTV (x) | Price / TBVPS (x) |
|---|---|---|---|---|---|---|---|
| 2013 | 2,728,018 | $10.30 | $11.25 | $9.73 | 5.8% | 53.2x | 0.92x |
| 2014 | 1,594,033 | $11.00 | $11.96 | $10.78 | 2.1% | 34.4x | 0.92x |
| 2015 | 1,521,817 | $12.25 | $12.40 | $12.32 | (0.6)% | 38.5x | 0.99x |
| 2016 | 2,864,389 | $14.08 | $12.63 | $14.75 | (4.5)% | 64.7x | 1.11x |
| 2017 | 326,800 | $15.99 | $13.07 | $17.75 | (9.9)% | 11.3x | 1.22x |
| 2018 | 203,900 | $15.43 | $14.17 | $17.71 | (12.9)% | 7.9x | 1.09x |
| 2019 | 479,052 | $15.42 | $15.07 | $14.99 | 2.9% | 31.5x | 1.02x |

Note: Daily closing volume weighted average price for the year indicated; TBVPS for the year indicated, except YTD which reflects most current quarter reported.
Source: SNL Financial and Company documents as of 12/31/2019.

# Ongoing Strategic Initiatives

- Effectively deploy capital and lower cost of funds by evaluating organic growth and/or acquisition of earnings assets, branches or whole banks
- Continue efficient deposit gathering strategy implemented in 2015 expanding our footprint in the geographical area we serve, attracting new customers, growing and diversifying the deposit mix
- Kirkland (#12) office opened November 2019; University Place (#13, first office in Pierce County) planned for Q1 2020
- Expand retail lending product line (small business, personal lines of credit, titled loans and construction lines)
- Focus on growing one-to-four family portfolio, with specific emphasis on loans for investor properties
- Expand Chinese-American (foreign nationals) niche
- Regulatory Relations – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

# Recent Strategic Initiatives

**Opportunity Zone Lending**

Provided construction loan for Seattle's first Qualified Opportunity Zone project; Canton Lofts will deliver 80 units of LEED Silver workforce housing in the Pioneer Square neighborhood in late 2020

**Small Business Lending**

- Create SBA department with goal of achieving preferred SBA status by 2020
- Enhance and grow organic C&I portfolio (LOCs, term loans, equipment financing, green energy financing, business deposits)
- Establish a Doctor/Dentist program to align with Chinese-American, Wealth Management, Residential Lending and SBA strategies

**Classic / Collectible Cars**

In conjunction with Woodside Credit, Newport Beach, CA, build a portfolio of approximately $40 million

# Community Involvement

| Top 10 CRA Hour Recipients |
| --- |
| Junior Achievement |
| Renton School District |
| Dignity for Divas |
| YWCA |
| Renton Area Youth & Family Services (RAYS) |
| Habitat for Humanity |
| Clothes for Kids |
| Lake Stevens Food Bank |
| Mount Baker Housing Association |
| Lifelong |

*Auction Team nationally recognized by American Banking Association with a 2019 ABA Foundation Community Commitment Award*

All employees have CRA hours tied to Incentive Payout

7.4 average CRA qualified hours per employee in 2019

*"Dress Down for Charity" Program Gives Employees Opportunity to wear Casual Dress on Friday by Donating to a Designated Charity*

# Thank You


Right Away
First Financial
Northwest Bank

# APPENDIX

# Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measure of tangible book value per share. The Company's intangible assets consist of goodwill and core deposit intangible. Tangible equity is calculated by subtracting intangible assets from total stockholders' equity. Tangible assets are calculated by subtracting intangible assets from total assets. The tangible equity ratio is tangible equity divided by tangible assets. Tangible book value per share is calculated by dividing tangible equity by the number of common shares outstanding. The Company believes that these non-GAAP measures provide a more consistent presentation of our capital and facilitate peer comparison that is desired by investors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this earnings release that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following table provides a reconciliation between the GAAP and non-GAAP measures:

| | Dec 31, 2019 | Sep 30, 2019 | Jun 30, 2019 | Mar 31, 2019 | Dec 31, 2018 |
|---|---|---|---|---|---|
| | (Dollars in thousands, except per share data) | | | | |
| Total stockholders' equity (GAAP) | $ 156,319 | $ 155,102 | $ 153,828 | $ 151,684 | $ 153,738 |
| Less: | | | | | |
| Goodwill | 889 | 889 | 889 | 889 | 889 |
| Core deposit intangible | 968 | 1,005 | 1,042 | 1,079 | 1,116 |
| Tangible equity (Non-GAAP) | $ 154,462 | $ 153,208 | $ 151,897 | $ 149,716 | $ 151,733 |
| | | | | | |
| Total assets (GAAP) | 1,341,885 | 1,308,359 | 1,297,561 | 1,287,862 | 1,252,424 |
| Less: | | | | | |
| Goodwill | 889 | 889 | 889 | 889 | 889 |
| Core deposit intangible | 968 | 1,005 | 1,042 | 1,079 | 1,116 |
| Tangible assets (Non-GAAP) | $ 1,340,028 | $ 1,306,465 | $ 1,295,630 | $ 1,285,894 | $ 1,250,419 |
| | | | | | |
| Common shares outstanding at period end | 10,252,953 | 10,296,053 | 10,375,325 | 10,457,625 | 10,710,656 |
| | | | | | |
| Equity to assets ratio | 11.65% | 11.85% | 11.86% | 11.78% | 12.28% |
| Tangible equity ratio | 11.53 | 11.73 | 11.72 | 11.64 | 12.13 |
| Book value per share | $ 15.25 | $ 15.06 | $ 14.83 | $ 14.50 | $ 14.35 |
| Tangible book value per share | 15.07 | 14.88 | 14.64 | 14.32 | 14.17 |